[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) EMERGING
                GROWTH SERIES


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NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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


MFS(R) EMERGING GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John W. Ballen*                                          business day from 9 a.m. to 5 p.m. Eastern time.
Dale A. Dutile*                                          (To use this service, your phone must be equipped
Eric B. Fischman*                                        with a Telecommunications Device for the Deaf).
John E. Lathrop*
David E. Sette-Ducati*                                   For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CUSTODIAN                                                touch-tone telephone.
State Street Bank and Trust Company
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 15, 2002
------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -23.75%, and Service Class shares -23.70%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -20.54% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

TECHNOLOGY WEIGHTING CUT BACK
Over the period, the portfolio's technology weighting was cut substantially, dropping the sector to second place for the first time in years. This change was caused by a combination of two factors. Some of the drop in our technology weighting was due to falling stock prices. The sector performed poorly in 2002, giving back most of its gains from a fourth-quarter 2001 rally.

The primary factor, however, was a sharp cutback in our tech holdings. A turnaround in technology spending has not materialized as quickly as we had hoped, and we felt it was best to redeploy some of our technology assets into other areas. Defying what appeared to be the beginning of an economic recovery, capital investment by businesses -- the backbone of technology spending -- has remained weak.

STILL BULLISH ON TECHNOLOGY FOR THE LONG TERM
Looking at the long term, however, we remain bullish on technology. We still believe that the long-term winners in most industries, in anything from retail merchandise to financial services, will be the companies that do the best job of leveraging technology, particularly information technology. But in the near term, we think the sector still needs to work through a glut of technology spending that occurred in the late 1990s. An additional factor we've been seeing is reluctance by most corporations to make any large capital investments until they see evidence their business is improving.

That said, we have been finding opportunities in the sector on a case-by-case basis. The sector has been hit so hard that some companies we viewed as attractive businesses appeared to be on sale. Even using very conservative assumptions about future profit and earnings growth, these stocks appeared to us to be selling at low valuations, and toward the end of the period we used those opportunities to add to our positions.

REASONS FOR UNDERPERFORMANCE
Our relative underperformance over the period was in large part due to a single stock, Tyco International. One of our largest positions going into the period, Tyco was hit by a series of factors in 2002 that proved disastrous for its stock: a breakup plan that was later canceled; accounting questions in the wake of the Enron scandal; and, finally, the ouster of its chief executive on charges of personal tax evasion.

Other areas that hurt performance over the period included some technology holdings and some positions in large-cap pharmaceutical firms. We think the market lowered the value of large drug companies because the pipelines of new drugs began to look lean, many older drugs faced patent expiration and generic competition, and we saw increasing political pressure to do something about rising drug prices.

AREAS THAT HELPED RELATIVE PERFORMANCE
Although pharmaceutical companies are a large part of what people think of as health care, the majority of our health care holdings have been in what we call health care service industries, and those did relatively well over the period. They included hospitals, HMOs, care providers, and pharmacy benefit managers
(PBMs).

What these firms have in common is that most of their businesses try to contain health care costs. They have benefited both from the national concern over rising medical expenses and from increased health care spending. PBMs, for example, are companies that help employers manage the cost of providing prescription drug benefits for employees. Historically, in a tough economic environment, health care services firms have been relatively less sensitive to the economy because the demand for their services is largely independent of economic conditions.

An economically sensitive area in which our holdings did relatively well was media, an industry within the leisure sector. Advertising has historically tended to pick up early in a recovery, and we believe that is what happened over this period. In particular, early ad sales for the 2002 fall television season were much better than sales a year earlier.

OUTLOOK
Growth stock investors have had a particularly tough time over the past two years. Looking ahead, we think it's important to note that, historically, markets have always moved in cycles. In our experience, when large market sectors have gone through a difficult period, one of two things has happened. Often the sector or industry has suffered a large correction but still has strong long-term potential -- in which case that's an area where we want to find the potential survivors, buy them at what we feel are attractive prices, and invest in them for the long term. We think that's what has happened in technology and, to some extent, in large pharmaceutical firms. On the other hand, sometimes a difficult period means an industry is fundamentally ailing, in which case we want to minimize our exposure. We think that's what has happened with parts of the telecommunications business.

We think growth investors at the end of the period were in the same place that value investors were in 1998 and 1999, when value investing had done poorly for a number of years. As aggressive growth investors, we believe we have to ask ourselves two fundamental questions: Are there areas of the economy and the market that are going to grow at high rates? Can we find companies that we think have the potential to grow earnings significantly faster than the overall market? We think the answer to both questions is yes. We think we have found and will continue to find companies with strong long-term growth outlooks that we can buy at reasonable prices, which someday investors will wake up to and want to own.

Respectfully,
/s/ John W. Ballen                                   /s/ Dale A. Dutile

    John W. Ballen                                       Dale A. Dutile
    Portfolio Manager                                    Portfolio Manager

/s/ Eric B. Fischman                                 /s/ John E. Lathrop

    Eric B. Fischman                                     John E. Lathrop
    Portfolio Manager                                    Portfolio Manager

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

Note to shareholders: Effective April, 2002, Eric B. Fischman became a manager of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President and a member of the Management Committee and Board of Directors of MFS Investment Management. (MFS.). He also has general oversight responsibilities for the MFS Emerging Growth portfolios. John joined MFS in 1984 as a research analyst. He was named Director of Equity Research in 1988, Chief Equity Officer in 1995, portfolio manager in 1986, and Chief Investment Officer and President in 1998. John is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia, which he attended as a Fulbright Scholar. He holds an M.B.A. degree from Stanford University.

Dale A. Dutile is Senior Vice President of MFS Investment Management. (MFS.) and a portfolio manager of the emerging growth portfolios of our mutual funds and variable annuities. He joined MFS in 1994 as a research analyst and was named Investment Officer in 1996, Vice President in 1998, portfolio manager in 2000, and Senior Vice President in 2001. Dale is a graduate of Boston College and has a master's degree from the MIT Sloan School of Management.

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management. He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, DC. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds the Certified Financial Analyst designation.

John E. Lathrop, CFA, is Senior Vice President of MFS Investment Management. (MFS.) and a member of our large-cap growth portfolio management team. He manages the global telecommunications, global growth, emerging growth, and large-cap growth portfolios for our mutual funds, variable annuities, institutional accounts, and offshore investment products. John joined MFS in 1994 from Putnam Investments, where he had worked as an equity analyst, statistical analyst, and institutional account controller. He was named Vice President of MFS in 1996, portfolio manager in 1999, and Senior Vice President in 2001. He is a graduate of Northwestern University, where he was elected to Phi Beta Kappa with honors in economics, and he earned an M.B.A. degree from Cornell University's Johnson Graduate School of Management. John holds the Chartered Financial Analyst (CFA) designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management. (MFS.) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research, a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $1.1 billion as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS SHARES

                             6 Months         1 Year       3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------
Cumulative Total Return       -23.75%        -33.99%       -36.13%        +6.35%       +61.91%
----------------------------------------------------------------------------------------------
Average Annual Total Return      --          -33.99%       -13.88%        +1.24%       + 7.19%
----------------------------------------------------------------------------------------------

SERVICE CLASS SHARES

                             6 Months         1 Year       3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------
Cumulative Total Return       -23.70%        -34.01%       -36.26%        +6.13%       +61.57%
----------------------------------------------------------------------------------------------
Average Annual Total Return      --          -34.01%       -13.94%        +1.20%       + 7.16%
----------------------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations,  July 24, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 96.5%
------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
------------------------------------------------------------------------------
U.S. Stocks - 91.0%
  Aerospace - 0.4%
    Northrop Grumman Corp.                             35,200   $    4,400,000
------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                   126,780   $    6,801,747
------------------------------------------------------------------------------
  Automotive - 1.8%
    Harley-Davidson, Inc.                             386,940   $   19,838,414
------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.2%
    Capital One Financial Corp.                       114,120   $    6,967,026
    Comerica, Inc.                                     49,600        3,045,440
    New York Community Bancorp, Inc.                    7,600          202,768
    SouthTrust Corp.                                   91,900        2,400,428
                                                                --------------
                                                                $   12,615,662
------------------------------------------------------------------------------
  Biotechnology - 1.6%
    Abbott Laboratories, Inc.                          76,240   $    2,870,436
    Amgen, Inc.*                                      218,210        9,138,635
    Genentech, Inc.*                                   65,640        2,198,940
    Pharmacia Corp.                                    94,500        3,539,025
                                                                --------------
                                                                $   17,747,036
------------------------------------------------------------------------------
  Business Machines - 1.2%
    Affiliated Computer Services, Inc., "A"*          267,800   $   12,715,144
    Hewlett-Packard Co.                                60,810          929,177
                                                                --------------
                                                                $   13,644,321
------------------------------------------------------------------------------
  Business Services - 10.2%
    Apollo Group, Inc.*                               154,140   $    6,076,199
    ARAMARK Corp.*                                    189,820        4,745,500
    Automatic Data Processing, Inc.                   218,330        9,508,271
    BEA Systems, Inc.*                                144,154        1,370,905
    BISYS Group, Inc.*                                513,065       17,085,064
    Catalina Marketing Corp.*                          21,100          595,442
    Concord EFS, Inc.*                                708,090       21,341,833
    CSG Systems International, Inc.*                   19,790          378,781
    DST Systems, Inc.*                                176,265        8,057,073
    First Data Corp.                                  455,788       16,955,314
    Fiserv, Inc.*                                     246,000        9,030,660
    Iron Mountain, Inc.*                              141,070        4,352,009
    Manpower, Inc.                                     10,000          367,500
    Robert Half International, Inc.*                  197,570        4,603,381
    Sabre Group Holding, Inc., "A"*                   209,930        7,515,494
                                                                --------------
                                                                $  111,983,426
------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Motorola, Inc.                                    287,320   $    4,143,154
------------------------------------------------------------------------------
  Chemicals - 0.5%
    Praxair, Inc.                                      89,480   $    5,097,676
------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.2%
    Dell Computer Corp.*                              504,990   $   13,200,439
    Lexmark International, Inc.*                      203,480       11,069,312
                                                                --------------
                                                                $   24,269,751
------------------------------------------------------------------------------
  Computer Services
    CDW Computer Centers, Inc.*                         9,000   $      421,290
------------------------------------------------------------------------------
  Computer Software - 1.4%
    Oracle Corp.*                                   1,636,937   $   15,501,793
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Electronic Arts, Inc.*                             36,500   $    2,410,825
    Microsoft Corp.*                                  184,400       10,086,680
                                                                --------------
                                                                $   12,497,505
------------------------------------------------------------------------------
  Computer Software - Services - 2.1%
    CheckFree Corp.*                                    7,740   $      121,054
    Legato Systems, Inc.*                              80,000          288,000
    SunGard Data Systems, Inc.*                       443,040       11,731,699
    VERITAS Software Corp.*                           550,974       10,903,775
                                                                --------------
                                                                $   23,044,528
------------------------------------------------------------------------------
  Computer Software - Systems - 2.9%
    Adobe Systems, Inc.                                39,670   $    1,130,595
    Brocade Communications Systems, Inc.*             496,990        8,687,385
    Cadence Design Systems, Inc.*                     209,050        3,369,886
    Citrix Systems, Inc.*                             294,232        1,777,161
    Jack Henry & Associates, Inc.                     116,400        1,942,716
    McDATA Corp.*                                     151,621        1,335,781
    Network Associates, Inc.*                          46,110          888,540
    Peoplesoft, Inc.*                                 424,670        6,319,090
    Rational Software Corp.*                          708,910        5,820,151
    Siebel Systems, Inc.*                              33,900          482,058
                                                                --------------
                                                                $   31,753,363
------------------------------------------------------------------------------
  Conglomerates - 0.4%
    General Electric Co.                               67,910   $    1,972,786
    Tyco International Ltd.                           193,967        2,620,494
                                                                --------------
                                                                $    4,593,280
------------------------------------------------------------------------------
  Construction - 0.2%
    KB Home                                            39,010   $    2,009,405
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.3%
    Avon Products, Inc.                                 1,300   $       67,912
    Gillette Co.                                      121,400        4,111,818
    Kimberly-Clark Corp.                               40,100        2,486,200
    Philip Morris Cos., Inc.                          150,580        6,577,334
    R. J. Reynolds Tobacco Holdings, Inc.              19,800        1,064,250
                                                                --------------
                                                                $   14,307,514
------------------------------------------------------------------------------
  Electronics - 4.2%
    Analog Devices, Inc.*                             466,372   $   13,851,248
    General Motors Corp., "H"*                         18,400          191,360
    Intersil Holding Corp.*                           286,388        6,122,976
    Linear Technology Corp.                           241,880        7,602,288
    LTX Corp.*                                         63,210          902,639
    Maxim Integrated Products, Inc.*                   58,900        2,257,637
    Micrel, Inc.*                                      51,200          736,256
    Novellus Systems, Inc.*                            84,369        2,868,546
    Skyworks Solutions, Inc.*                          40,210          223,166
    Tektronix, Inc.*                                  202,110        3,781,478
    Teradyne, Inc.*                                    86,500        2,032,750
    Texas Instruments, Inc.                           137,700        3,263,490
    Xilinx, Inc.*                                      76,698        1,720,336
                                                                --------------
                                                                $   45,554,170
------------------------------------------------------------------------------
  Entertainment - 7.0%
    AOL Time Warner, Inc.*                            107,400   $    1,579,854
    Clear Channel Communications, Inc.*               486,960       15,592,459
    Emmis Broadcasting Corp., "A"*                     45,690          968,171
    Entercom Communications Corp.*                     87,314        4,007,713
    Fox Entertainment Group, Inc.*                    382,730        8,324,377
    Hearst-Argyle Television, Inc.*                    82,410        1,858,346
    Hispanic Broadcasting Corp.*                      252,010        6,577,461
    International Game Technology*                     30,550        1,732,185
    The Walt Disney Co.                                70,100        1,324,890
    Univision Communications, Inc., "A"*              141,260        4,435,564
    Viacom, Inc., "B"*                                686,100       30,442,257
                                                                --------------
                                                                $   76,843,277
------------------------------------------------------------------------------
  Financial Institutions - 5.4%
    American Express Co.                              101,600   $    3,690,112
    Citigroup, Inc.                                   306,885       11,891,794
    Freddie Mac                                       276,670       16,932,204
    Goldman Sachs Group, Inc.                         189,704       13,914,788
    Merrill Lynch & Co., Inc.                         262,678       10,638,459
    Morgan Stanley Dean Witter & Co.                   47,900        2,063,532
                                                                --------------
                                                                $   59,130,889
------------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                            165,400   $    5,198,522
    National Commerce Financial Corp.                  64,000        1,683,200
                                                                --------------
                                                                $    6,881,722
------------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Anheuser-Busch Cos., Inc.                           7,800   $      390,000
    Kellogg Co.                                       111,500        3,998,390
                                                                --------------
                                                                $    4,388,390
------------------------------------------------------------------------------
  Forest & Paper Products - 1.0%
    Bowater, Inc.                                      36,070   $    1,961,126
    International Paper Co.                           200,390        8,732,996
                                                                --------------
                                                                $   10,694,122
------------------------------------------------------------------------------
  Healthcare - 1.6%
    Anthem, Inc.*                                     137,220   $    9,259,605
    Caremark Rx, Inc.*                                509,380        8,404,770
    Weight Watchers International, Inc.*                2,220           96,437
                                                                --------------
                                                                $   17,760,812
------------------------------------------------------------------------------

U.S. Stocks - continued
  Insurance - 3.1%
    American International Group, Inc.                215,634   $   14,712,708
    Arthur J. Gallagher & Co.                          14,200          492,030
    Chubb Corp.                                        23,700        1,677,960
    Hartford Financial Services Group, Inc.            49,610        2,950,307
    MetLife, Inc.                                     104,200        3,000,960
    Safeco Corp.                                       55,260        1,706,981
    The St. Paul Cos., Inc.                            60,860        2,368,671
    Travelers Property Casualty Corp.*                238,160        4,215,432
    Willis Group Holdings Ltd.*                        68,300        2,247,753
                                                                --------------
                                                                $   33,372,802
------------------------------------------------------------------------------
  Internet - 0.3%
    Retek, Inc.*                                       58,640   $    1,424,952
    VeriSign, Inc.*                                   292,854        2,105,620
                                                                --------------
                                                                $    3,530,572
------------------------------------------------------------------------------
  Machinery - 0.7%
    Danaher Corp.                                     110,200   $    7,311,770
------------------------------------------------------------------------------
  Media - 0.3%
    Lin TV Corp.*                                       3,100   $       83,824
    McClatchy Co.                                      22,370        1,437,272
    Westwood One, Inc.*                                67,080        2,241,814
                                                                --------------
                                                                $    3,762,910
------------------------------------------------------------------------------
  Medical & Health Products - 5.2%
    Allergan, Inc.                                     28,182   $    1,881,149
    Applera Corp. - Applied Biosystems Group           11,370          221,601
    Baxter International, Inc.                        246,070       10,937,811
    DENTSPLY International, Inc.                       10,800          398,628
    Digene Corp.*                                      64,100          753,931
    Eli Lilly & Co.                                   145,580        8,210,712
    Forest Laboratories, Inc.*                         81,410        5,763,828
    Pfizer, Inc.                                      645,175       22,581,125
    Stryker Corp.                                      89,170        4,771,487
    Varian Medical Systems Inc.*                       40,070        1,624,839
                                                                --------------
                                                                $   57,145,111
------------------------------------------------------------------------------
  Medical & Health Technology Services - 8.2%
    Cardinal Health, Inc.                              98,800   $    6,067,308
    Cytyc Corp.*                                      154,030        1,173,709
    Express Scripts, Inc.*                            305,140       15,290,565
    Genzyme Corp.*                                    215,920        4,154,301
    HEALTHSOUTH Corp.*                                491,080        6,280,913
    IMS Health, Inc.                                  491,100        8,815,245
    Laboratory Corporation of America Holdings*       237,584       10,845,710
    Lincare Holdings, Inc.*                           162,100        5,235,830
    Medimmune, Inc.*                                   44,200        1,166,880
    Tenet Healthcare Corp.*                           168,720       12,071,916
    UnitedHealth Group, Inc.                          155,110       14,200,320
    Wellpoint Health Networks, Inc.*                   50,910        3,961,307
                                                                --------------
                                                                $   89,264,004
------------------------------------------------------------------------------
  Oil Services - 1.4%
    Baker Hughes, Inc.                                251,690   $    8,378,760
    BJ Services Co.*                                   88,300        2,991,604
    Cooper Cameron Corp.*                              56,580        2,739,604
    GlobalSantaFe Corp.                                13,000          355,550
    Noble Corp.*                                        7,400          285,640
    Transocean Sedco Forex, Inc.                       15,500          482,825
                                                                --------------
                                                                $   15,233,983
------------------------------------------------------------------------------
  Oils - 0.5%
    Anadarko Petroleum Corp.                           79,900   $    3,939,070
    Newfield Exploration Co.*                          27,500        1,022,175
                                                                --------------
                                                                $    4,961,245
------------------------------------------------------------------------------
  Pharmaceuticals - 2.2%
    AdvancePCS*                                         7,900   $      189,126
    Barr Laboratories, Inc.*                           18,690        1,187,376
    IVAX Corp.*                                        87,970          950,076
    King Pharmaceuticals, Inc.*                        20,300          451,675
    Mylan Laboratories, Inc.                          127,720        4,004,022
    Wyeth                                             326,130       16,697,856
                                                                --------------
                                                                $   23,480,131
------------------------------------------------------------------------------
  Printing & Publishing - 1.8%
    E.W. Scripps Co.                                   31,320   $    2,411,640
    Gannett Co., Inc.                                  48,900        3,711,510
    Lee Enterprises, Inc.                              10,550          369,250
    McGraw-Hill Cos., Inc.                             69,040        4,121,688
    Meredith Corp.                                     48,200        1,848,470
    New York Times Co.                                 58,650        3,020,475
    Tribune Co.                                        84,200        3,662,700
                                                                --------------
                                                                $   19,145,733
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                     131,760   $    4,333,586
------------------------------------------------------------------------------
  Restaurants & Lodging - 3.0%
    Brinker International, Inc.*                      272,730   $    8,659,177
    CEC Entertainment, Inc.*                           88,540        3,656,702
    Cendant Corp.*                                    697,820       11,081,382
    Jack in the Box, Inc.*                             18,800          597,840
    Outback Steakhouse, Inc.*                         144,650        5,077,215
    Sonic Corp.*                                       19,600          615,636
    Starbucks Corp.*                                  105,710        2,626,894
                                                                --------------
                                                                $   32,314,846
------------------------------------------------------------------------------
  Retail - 7.7%
    Barnes & Noble, Inc.*                             124,890   $    3,300,843
    Best Buy Co., Inc.*                               161,000        5,844,300
    BJ's Wholesale Club, Inc.*                        142,650        5,492,025
    Cost Plus, Inc.*                                   23,400          715,572
    CVS Corp.                                          98,600        3,017,160
    Dollar Tree Stores, Inc.*                          98,690        3,889,373
    Family Dollar Stores, Inc.                        156,150        5,504,287
    Home Depot, Inc.                                  287,160       10,547,387
    Kohl's Corp.*                                      62,130        4,354,070
    Lowe's Cos., Inc.                                 132,852        6,031,481
    Sears, Roebuck & Co.                               86,650        4,705,095
    Talbots, Inc.                                      61,700        2,159,500
    Target Corp.                                      417,320       15,899,892
    Tiffany & Co.                                      77,500        2,728,000
    Wal-Mart Stores, Inc.                              65,800        3,619,658
    Walgreen Co.                                      112,470        4,344,716
    Williams-Sonoma, Inc.*                             62,200        1,907,052
                                                                --------------
                                                                $   84,060,411
------------------------------------------------------------------------------
  Special Products & Services - 0.6%
    3M Co.                                             48,900   $    6,014,700
------------------------------------------------------------------------------
  Technology - 0.1%
    Macrovision Corp.*                                 73,500   $      963,585
------------------------------------------------------------------------------
  Telecommunications - 2.0%
    Amdocs Ltd.*                                       59,600   $      449,980
    Cox Communications, Inc.*                          26,900          741,095
    Crown Castle International Corp.*                 422,400        1,660,032
    EchoStar Communications Corp.*                    942,810       17,498,554
    L-3 Communications Holding, Inc.*                  28,500        1,539,000
                                                                --------------
                                                                $   21,888,661
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.2%
    Comcast Corp., "A"*                               111,530   $    2,658,875
------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.4%
    American Tower Corp., "A"*                        645,500   $    2,226,975
    AT&T Wireless Services, Inc.*                     288,600        1,688,310
                                                                --------------
                                                                $    3,915,285
------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.3%
    Advanced Fibre Communications, Inc.*               57,410   $      949,562
    Cisco Systems, Inc.*                            1,442,898       20,128,427
    Emulex Corp.*                                      55,400        1,247,054
    GlobespanVirata, Inc.*                             23,930           92,609
    QLogic Corp.*                                      65,520        2,496,312
    USA Interactive, Inc.*                              8,400          196,980
                                                                --------------
                                                                $   25,110,944
------------------------------------------------------------------------------
  Transportation - 0.9%
    Expeditors International of Washington, Inc.        8,200   $      271,912
    Fedex Corp.                                        34,100        1,820,940
    United Parcel Service, Inc.                       125,850        7,771,237
                                                                --------------
                                                                $    9,864,089
------------------------------------------------------------------------------
Total U.S. Stocks                                               $  994,256,490
------------------------------------------------------------------------------
  Bermuda - 1.3%
    Accenture Ltd. (Business Services)*                48,100   $      913,900
    Ace Ltd. (Insurance)                              125,900        3,978,440
    XL Capital Ltd. (Insurance)                       112,200        9,503,340
                                                                --------------
                                                                $   14,395,680
------------------------------------------------------------------------------
  Canada - 0.7%
    Biovail Corp. (Pharmaceuticals)*                  197,452   $    5,718,210
    Celestica, Inc. (Business Services)*               28,572          648,870
    Zarlink Semiconductor, Inc. (Electronics)*        191,800          976,262
                                                                --------------
                                                                $    7,343,342
------------------------------------------------------------------------------
  France - 0.7%
    Aventis S.A. (Pharmaceuticals)                     62,000   $    4,384,443
    Sanofi-Synthelabo S.A. (Medical & Health
      Products)                                        59,110        3,588,745
                                                                --------------
                                                                $    7,973,188
------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG, Preferred
      (Medical Supplies)                               34,400   $    1,159,200
------------------------------------------------------------------------------
  Israel - 0.9%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                  66,600   $      903,096
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                               132,950        8,878,401
                                                                --------------
                                                                $    9,781,497
------------------------------------------------------------------------------
  Netherlands - 0.6%
    ASM International N.V. (Electronics)*              75,730   $    1,307,099
    ASM Lithography Holding N.V.
      (Computer Software - Systems)*                   48,390          731,657
    STMicroelectronics N.V. (Electronics)             209,330        5,092,999
                                                                --------------
                                                                $    7,131,755
------------------------------------------------------------------------------
  Norway - 0.1%
    Tandberg ASA (Telecommunications)*                 59,600   $      701,475
------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taiwan Semiconductor Manufacturing Co.
       Ltd., ADR (Electronics)                        302,853   $    3,937,089
------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Reed International PLC (Publishing)               143,600   $    1,364,865
    Shire Pharmaceuticals Group PLC (Medical
      and Health Technology and Services)*            136,200        3,515,322
    Vodafone Group PLC, ADR (Telecommunications)      205,312        2,802,509
                                                                --------------
                                                                $    7,682,696
------------------------------------------------------------------------------
Total Foreign Stocks                                            $   60,105,922
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,147,587,367)                  $1,054,362,412
------------------------------------------------------------------------------
Short-Term Obligations - 2.4%
------------------------------------------------------------------------------
                      PRINCIPAL AMOUNT
                        (000 OMITTED)
------------------------------------------------------------------------------
    Ford Motor Credit Corp., due 8/12/02           $    7,300   $    7,282,967
    General Electric Capital Corp., due 7/01/02        19,506       19,506,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $   26,788,967
------------------------------------------------------------------------------

Repurchase Agreement - 2.4%
------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 6/28/02,
      due 7/01/02, total to be received
      $25,922,212 (secured by various U.S.
      Treasury and Federal Agency obligations
      in a jointly traded account), at Cost        $   25,918   $   25,918,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,200,294,334)             $1,107,069,379

Other Assets, Less Liabilities - (1.3)%                            (14,433,130)
------------------------------------------------------------------------------
Net Assets - 100.0%                                             $1,092,636,249
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,200,294,334)       $1,107,069,379
  Investments of cash collateral for securities loaned,
   at identified cost and value                                     89,452,100
  Cash                                                                      57
  Receivable for investments sold                                    5,921,157
  Receivable for series shares sold                                    881,934
  Interest and dividends receivable                                    462,730
                                                                --------------
      Total assets                                              $1,203,787,357
                                                                --------------
Liabilities:
  Payable for investments purchased                             $   18,829,602
  Payable for series shares reacquired                               2,629,895
  Collateral for securities loaned, at value                        89,452,100
  Payable to affiliates -
    Management fee                                                      66,611
    Shareholder servicing agent fee                                      3,109
    Distribution fee                                                       381
    Administrative fee                                                   1,554
  Accrued expenses and other liabilities                               167,856
                                                                --------------
      Total liabilities                                         $  111,151,108
                                                                --------------
Net assets                                                      $1,092,636,249
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $1,945,125,079
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                (93,224,506)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (757,212,947)
  Accumulated net investment loss                                   (2,051,377)
                                                                --------------
      Total                                                     $1,092,636,249
                                                                ==============
Shares of beneficial interest outstanding                         79,701,454
                                                                  ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,073,646,884 / 78,313,277
    shares of beneficial interest outstanding)                      $13.71
                                                                    ======
Service Class shares:

  Net asset value, offering price, and redemption price
    per share (net assets of $18,989,365 / 1,388,177
    shares of beneficial interest outstanding)                      $13.68
                                                                    ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                    $   2,779,166
    Interest                                                           584,684
    Income on securities loaned                                        264,096
    Foreign taxes withheld                                             (32,037)
                                                                 -------------
      Total investment income                                    $   3,595,909
                                                                 -------------
  Expenses -
    Management fee                                               $   4,907,302
    Trustees' compensation                                              12,808
    Shareholder servicing agent fee                                    229,008
    Distribution fee (Service Class)                                    23,418
    Administrative fee                                                 114,503
    Custodian fee                                                      280,312
    Printing                                                            77,518
    Auditing fee                                                        30,439
    Legal fees                                                           1,603
    Miscellaneous                                                        9,551
                                                                 -------------
      Total expenses                                             $   5,686,462
    Fees paid indirectly                                               (39,176)
                                                                 -------------
      Net expenses                                               $   5,647,286
                                                                 -------------
        Net investment loss                                      $  (2,051,377)
                                                                 -------------
Realized and unrealized loss on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(150,867,095)
    Foreign currency transactions                                       14,315
                                                                 -------------
      Net realized loss on investments and foreign
        currency transactions                                    $(150,852,780)
                                                                 -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(196,997,132)
    Translation of assets and liabilities in foreign
      currencies                                                           330
                                                                 -------------
      Net unrealized loss on investments and foreign
        currency translation                                     $(196,996,802)
                                                                 -------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(347,849,582)
                                                                 -------------
          Decrease in net assets from operations                 $(349,900,959)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS ENDED               YEAR ENDED
                                                                           JUNE 30, 2002        DECEMBER 31, 2001
                                                                             (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $     (2,051,377)        $     (2,429,854)
  Net realized loss on investments and foreign currency
    transactions                                                           (150,852,780)            (577,426,014)
  Net unrealized loss on investments and foreign
    currency translation                                                   (196,996,802)            (212,918,034)
                                                                       ----------------         ----------------
    Decrease in net assets from operations                             $   (349,900,959)        $   (792,773,902)
                                                                       ----------------         ----------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                              $           --           $    (83,446,324)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                          --                   (883,216)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                                  --                (28,724,688)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                                  --                   (304,029)
                                                                       ----------------         ----------------
      Total distributions declared to shareholders                     $           --           $   (113,358,257)
                                                                       ----------------         ----------------
Net increase (decrease) in net assets from series
   share transactions                                                  $    (43,234,287)        $     63,671,918
                                                                       ----------------         ----------------
      Total decrease in net assets                                     $   (393,135,246)        $   (842,460,241)
Net assets:
  At beginning of period                                                  1,485,771,495            2,328,231,736
                                                                       ----------------         ----------------
  At end of period (including accumulated net
    investment loss of $2,051,377 and $0, respectively)                $  1,092,636,249         $  1,485,771,495
                                                                       ================         ================

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                        SIX MONTHS ENDED        ----------------------------------------------------------------
                                           JUNE 30, 2002           2001            2000         1999           1998         1997
                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 17.98         $ 28.85         $ 37.94       $21.47         $16.13       $13.24
                                                -------         -------         -------       ------         ------       ------
Income (loss) from investment operations# -
  Net investment loss(S)                        $ (0.02)        $ (0.03)        $ (0.01)      $(0.06)        $(0.05)      $(0.06)
  Net realized and unrealized
    gain (loss) on investments and
    foreign currency                              (4.25)          (9.44)          (7.07)       16.53           5.55         2.95
                                                -------         -------         -------       ------         ------       ------
      Total from investment operations          $ (4.27)        $ (9.47)        $ (7.08)      $16.47         $ 5.50       $ 2.89
                                                -------         -------         -------       ------         ------       ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                       $  --           $ (1.04)        $ (2.01)      $ --           $(0.05)      $ --
  In excess of net realized
    gain on investments and
    foreign currency transactions                  --             (0.36)           --           --            (0.11)        --
                                                -------         -------         -------       ------         ------       ------
      Total distributions
        declared to shareholders                $  --           $ (1.40)        $ (2.01)      $ --           $(0.16)      $ --
                                                -------         -------         -------       ------         ------       ------
Net asset value - end of period                 $ 13.71         $ 17.98         $ 28.85       $37.94         $21.47       $16.13
                                                =======         =======         =======       ======         ======       ======
Total return                                     (23.75)%++      (33.49)%        (19.61)%      76.71%         34.16%       21.90%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.86%+          0.87%           0.85%        0.84%          0.85%        0.90%
  Net investment loss                             (0.31)%+        (0.14)%         (0.04)%      (0.23)%        (0.29)%      (0.38)%
Portfolio turnover                                   56%            231%            200%         176%            71%         112%
Net assets at end of period
  (000 Omitted)                              $1,073,647      $1,462,469      $2,312,406   $2,132,528      $ 908,987    $ 384,480

  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss#                                                                                              $(0.05)
        Ratios (to average net assets):
          Expenses##                                                                                                        0.87%
          Net investment loss                                                                                              (0.35)%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                  YEAR ENDED                PERIOD ENDED
                                                     JUNE 30, 2002           DECEMBER 31, 2001          DECEMBER 31, 2000*
                                                       (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 17.93                     $ 28.83                     $ 35.70
                                                           -------                     -------                     -------
Income from investment operations# -
  Net investment loss                                      $ (0.04)                    $ (0.08)                    $ (0.00)(+)(S)
  Net realized and unrealized loss on investments and
    foreign currency                                         (4.21)                      (9.42)                      (6.87)
                                                           -------                     -------                     -------
      Total from investment operations                     $ (4.25)                    $ (9.50)                    $ (6.87)
                                                           -------                     -------                     -------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                  $  --                       $ (1.04)                    $  --
  In excess of net realized gain on investments and
    foreign currency transactions                             --                         (0.36)                       --
                                                           -------                     -------                     -------
      Total distributions declared to shareholders         $  --                       $ (1.40)                    $  --
                                                           -------                     -------                     -------
Net asset value - end of period                            $(13.68)                    $ 17.93                     $ 28.83
                                                           =======                     =======                     =======
Total return                                                (23.70)%++                  (33.62)%                    (19.66)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.08%+                      1.07%                       1.05%+
  Net investment gain (loss)                                 (0.53)%+                    (0.40)%                      0.01%+
Portfolio turnover                                              56%                        231%                        200%
Net assets at end of period (000 Omitted)                  $18,989                     $23,303                     $15,826

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales or series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS MFS Emerging Growth Series (series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 159 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrowers default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrowers, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $86,421,197. These loans were collateralized by cash of $89,452,100 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
                                                SHARES              AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  89,452,100          $89,452,100

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $21,824 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $17,352 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, and capital losses.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:
                                        DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                          $    --             $ 75,210,978
    Long-term capital gain                    113,358,257          56,737,519
                                             ------------        ------------
Total distributions declared                 $113,358,257        $131,948,497
                                             ============        ============

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Capital loss carryforward       $(466,265,611)
                Unrealized loss                  (112,503,963)

For federal income tax purposes, had a capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $702,498,901 and $723,073,761 , respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                           $1,200,294,334
                                                         --------------
Gross unrealized appreciation                            $  157,047,122
Gross unrealized depreciation                               (63,822,167)
                                                         --------------
    Net unrealized appreciation                          $   93,224,955
                                                         ==============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                 SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                 ------------------------------         ----------------------------
                                         SHARES          AMOUNT               SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                          11,435,645    $188,190,664           21,983,189    $478,137,400
Shares issued to shareholders
  in reinvestment of distributions         --              --              5,349,118     112,171,005
Shares reacquired                   (14,477,326)   (232,971,531)         (26,143,372)   (542,992,966)
                                   ------------    ------------         ------------    ------------
    Net increase (decrease)          (3,041,681)   $(44,780,867)           1,188,935    $ 47,315,439
                                   ============    ============         ============    ============

Service Class shares

                                 SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                                 ------------------------------         ----------------------------
                                         SHARES          AMOUNT               SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                             486,117    $  7,701,256            1,598,654    $ 34,501,113
Shares issued to shareholders
  in reinvestment of distributions         --              --                 56,697       1,187,237
Shares reacquired                      (397,752)     (6,154,676)            (904,559)    (19,331,871)
                                   ------------    ------------         ------------    ------------
    Net increase                         88,365    $  1,546,580              750,792    $ 16,356,479
                                   ============    ============         ============    ============

(6) Line of Credit
The series and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002 was $7,647. The series had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VEG-3 8/02 319M